SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported) May 13, 2002
                                                          --------------

               Exact Name of Registration as Specified in Charter:

                             Lumalite Holdings, Inc.

                     State of Jurisdiction of Incorporation:

                                     Nevada

                             Commission File Number:

                                    000-04846

                       IRS Employer Identification Number:

                                   82-0288840

           Address and Telephone Number of Principle Executive Offices

                          2810 Via Orange Way, Suite B
                         Spring Valley, California 91978
                                  619-660-5410



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Item 4. Changes in Registrant's Certifying Accountant.

On May 13, 2002, Bierwolf, Nilson & Associates ("Bierwolf") the auditors for lumalite Holdings, Inc., formerly Consil Corp. (the "Registrant"), were dismissed. Bierwolf's dismissal was not due to any disagreements or concerns with the Registrant or its operations, accounting and financial practices, financial statement disclosure, or auditing scope or procedure. On this same date, the Board of Directors of the Registrant engaged Robison Hill & Co. as its new independent accountants.

The reports of Bierwolf on the financial statements for the fiscal year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to the uncertainty, audit scope or accounting principle, except that the reports of Bierwolf for the fiscal year ended December 31, 2001 contained an explanatory statement that the Registrant does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.

In connection with its audits for the fiscal year ended December 31, 2001, and through March 31, 2002, there have been no disagreements with Bierwolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bierwolf would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has requested that Bierwolf furnish it with a letter addressed to the Securities and exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 13, 2002, is filed as Exhibit
16.1 to this Form 8-K.

The Registrant engaged Robison Hill & Co. as its new independent accountants as of May 13, 2002. During the two most recent fiscal years and through March 31, 2002, the Registrant has not consulted with Robison Hill & Co. regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that Robison Hill & Co. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-Band and the related instructions to Item 304 of Regulation S-B, or a any other event as set forth in Item 304 (a)(1)(iv) of Regulation S-B.

Item 7. Exhibits

Exhibit No.                      Description                                Page
-----------                      -----------                                ----
16.2                            Letter on Change in Accountants              4


                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

May 20, 2002.

Lumalite Holdings, Inc.

/s/ Michael Jackson
-------------------
President and Director